BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST
BlackRock Pennsylvania Municipal Bond Fund
(the “Fund”)

SUPPLEMENT DATED SEPTEMBER 3, 2009
TO THE PROSPECTUS

BlackRock Pennsylvania Municipal Bond Fund’s prospectus is amended as set forth below.

Footnote 5 in the Fund’s fee table relating to “Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)” for Investor A Shares is revised as follows:

A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.